UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report – February 4, 2011

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2011, the Board of Directors of Bemis Company, Inc. (the “Company”) approved amendments to the Company’s Amended By-Laws designed to modernize the Amended By-Laws and reflect amendments to The General and Business Corporation Law of Missouri that have occurred over the past few years.

The amendments include the following: (i) providing the flexibility, but not the requirement, for the Company to hold “virtual” or “hybrid-virtual” shareholder meetings, (ii) clarifying the breadth of the authority of the Board of Directors, (iii) substituting the requirement to provide a stock certificate upon request to each shareholder with the ability, in the case of uncertificated shares, to provide a statement of holdings as an alternative, and (iv) removing provisions regarding tenure of directors that are redundant of topics covered by the Company’s Principles of Corporate Governance.  The amendments also include certain non-substantive conforming amendments and clarifications.

The foregoing summary of the amendments to the Amended By-Laws is qualified in its entirety by reference to the Amended By-Laws filed as Exhibit 3(b) hereto and incorporated herein by reference.

Item 8.01         Other Events.

In a press release dated February 4, 2011, the Company announced that its Board of Directors had approved a 4.3 percent increase in the quarterly cash dividend, increasing it to 24 cents per share compared to the previous quarterly dividend of 23 cents per share.  The cash dividend is payable on March 1, 2011, to shareholders of record at the close of business on February 15, 2011.  This marks the 28th consecutive year that the Company has increased its dividend payment.  The Company has been paying an annual dividend on its stock since 1922.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

3(b)	Amended By-Laws, as amended through February 4, 2011

99.1	Press Release dated February 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Scott B. Ullem	By	/s/ Stanley A. Jaffy
	Scott B. Ullem, Vice President and Chief Financial Officer		Stanley A. Jaffy, Vice President and Controller

Date February 10, 2011		Date February 10, 2011

Index to Exhibits

Exhibit No.	Description	Method of Filing

3(b)	Amended By-Laws, as amended through February 4, 2011	Electronic Transmission

99.1	Press Release dated February 4, 2011	Electronic Transmission